UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  June 2, 2006



                               LANDAUER, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
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(Address of Principal Executive Offices)          (Zip Code)



                               (708) 755-7000
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            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 7.01   REGULATION FD DISCLOSURE

      On July 26, 2006, Landauer, Inc. ("LDR") issued a News Release announcing its earnings for the third fiscal quarter ended June 30, 2006. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.

      This Current Report on Form 8-K and the News Release is being furnished pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.


ITEM 8.01   OTHER EVENTS

      On June 2, 2006, Landauer, Inc. ("LDR") issued a News Release announcing the declaration of a regular quarterly cash dividend of $0.45 per share for the third quarter of fiscal 2006. The dividend will be paid on July 7, 2006 to shareholders of record on June 16, 2006.

      A copy of the News Release is furnished as Exhibit 99.2 to this current report on Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  News Release, dated July 26, 2006

            99.2  News Release, dated June 2, 2006







































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                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Landauer, Inc.



Dated:  July 27, 2006               /s/ James M. O'Connell
                                    ------------------------------
                                    James M. O'Connell
                                    Vice President, Finance,
                                    Treasurer and Secretary
                                    (Principal Financial and
                                    Accounting Officer)



















































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


                                EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1       News Release, dated July 26, 2006


99.2       News Release, dated June 2, 2006




























































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